UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     November 1, 2004


                         ALLIED MOTION TECHNOLOGIES INC.

             (Exact Name of Registrant as Specified in Its Charter)



          Colorado                     0-4041                84-0518115
----------------------------    -----------------------    ------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                     Identification No.)



       23 Inverness Way East, Ste. 150, Englewood, CO             80112
 --------------------------------------------------------      ----------
        (Address of Principal executive offices)               (Zip Code)



Registrant's telephone number, including area code             303-799-8520



                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFT230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17CFR240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition.

              On November 1, 2004, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

c) Exhibits

              Exhibit 99.1      Allied Motion Technologies, Inc.
                                Press Release dated November 1, 2004.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ALLIED MOTION TECHNOLOGIES INC.

DATE:     November 1, 2004                    By:  /s/ Richard D. Smith
                                                   ---------------------
                                                   Chief Executive Officer
                                                   and Chief Financial Officer